Accounts Payable and Accrued Expenses	12 Months Ended
Dec. 31, 2017
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure
Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following:

	As of
(in thousands)	December 31, 2017	December 31, 2016
Accounts payable	$3,907	$4,612
Accrued operating	2,580	2,250
Accrued administrative	3,600	3,171
Accounts payable and accrued expenses	$10,087	$10,033

Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned and chartered-in vessels, such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.